EXHIBIT 32.1



             Certification of Chief Executive Officer and and Chief
                Financial Officer pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002
 regarding Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006
 ------------------------------------------------------------------------------

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Texas corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended March 31, 2006, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    December 12, 2006            By:      /s/ Steven L. Sample
         -----------------                    --------------------------------
                                              Steven L. Sample
                                              Chief Executive  Officer and
                                              Principal  Financial Officer